Exhibit 99.2

EXECUTIVE SUMMARY

DESCRIPTION OF DUE DILIGENCE PERFORMED

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on business purpose loans. The review was conducted on behalf of Residential Credit Opportunities II, LLC (“Client”) from October 2017 to September 2019 via files imaged and provided by Client (the “Review”).

The securitization transaction referred to as the Visio 2019-2 transaction (the “Current Securitization”) has an aggregate loan population of 1,199. This Executive Summary primarily pertains to the review of 907 loans that AMC performed certain due diligence services on pursuant to the Review.

In addition to the Review, AMC also previously performed certain due diligence services (the “Previous Review”) with respect to an additional 292 loans (the “Previously Reviewed Loans”) that are included in the Current Securitization and that were previously included in a prior securitization transaction referred to as the RCO 2016-SFR1 transaction. Information with respect to the Previously Reviewed Loans can be found in (i) Exhibit 99.2 in the Form ABS-15G filed by RCO 2016-SFR1 Depositor LLC on November 16, 2016 (Accession Number: 0000891092-16-018916) and (ii) Exhibit 99.2 in the Form ABS-15G/A filed by RCO 2016-SFR1 Depositor LLC on November 18, 2016 (Accession Number: 0000891092-16-018982) (items (i) and (ii) collectively, the “Previous Executive Summary”). The AMC Loan ID# for each of the Previously Reviewed Loans can be found on Exhibit A attached hereto.

In connection with the Review, AMC performed a payment history review of 56 of the Previously Reviewed Loans (approximately 20% of the Previously Reviewed Loans) (such review, the “Payment History Review”). Information with respect to the Payment History Review can be found under the headings “Payment History Review (56 Previously Reviewed Loans)” and “PAYMENT HISTORY REVIEW RESULTS SUMMARY” below.

For the avoidance of doubt, no information regarding the Previously Reviewed Loans (other than the Payment History Review and the information contained in Exhibit A) is provided in this Executive Summary. This Executive Summary is supplemented by and should be read in conjunction with the Previous Executive Summary to the extent of the Previously Reviewed Loans.

(2) Sample size of the assets reviewed.

907 loans and 56 of the Previously Reviewed Loans were reviewed by AMC pursuant to the Review. To AMC’s knowledge, the Review together with the Previous Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria, as may be relevant for this securitization, for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC collected data fields during the course of the review and compared it to the tape provided by the Client. The data reconciliation, where such information was available, involved 29 potential fields as listed below:

# of Units	Interest Rate Life Cap	Occupancy	Refi Purpose
Amortization Type	Interest Rate Life Floor	Original Interest Rate	Representative FICO
Borrower Full Name	Interest Rate Life Max	Original Loan Amount	State
Borrower Last Name	Interest Rate Periodic Cap	Original LTV	Street
City	LTV Valuation Value	Original P&I	Zip
Debt Service Coverage Ratio	Margin	Original Term
First Payment Date	Maturity Date	Property Type
Index Type	Note Date	Purpose

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that were provided to AMC and/or as directed by Client. The credit review focuses on the borrower’s credit profile and adherence to guidelines. Conformity to applicable guidelines was also assessed during the review.

Credit Application: AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section or attachments, and (iv) contained information concerning the borrowers’ property management / landlord experience.

Credit Report: AMC verified that a credit report was present for each applicable borrower and gathered data from such credit report including (i) representative FICO, (ii) credit scores from Equifax, Experian, and Transunion (if available), and (iii) the number and length of trade lines. In addition, AMC verified that any public records listed were disclosed on the application and adequately explained and in compliance with guidelines. Credit reports were not provided for Foreign Nationals.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines was present in the mortgage loan file. While AMC did not calculate a borrower DTI, AMC did calculate a “Property DTI” per guidelines. This documentation included (i) monthly rental income information, (ii) property vacancy status, and (iii) the presence of Articles of Incorporation. In addition, a reserve calculation was performed in accordance with the guidelines.

Asset Review: AMC assessed whether the asset documentation required by the guidelines was present in the mortgage loan file.

Insurance: AMC reviewed insurance information in the file to verify (i) the presence of Rent Loss insurance equal to six (6) months PITIA, (ii) that hazard insurance met the minimum required amount of coverage in the guidelines, and (iii) that flood insurance certification was for the correct borrower, property, lender and loan number and was a “Life of Loan” certification. For properties in a flood zone per the flood certification, AMC confirmed that flood insurance met guidelines requirements (including coverage amount).

Title: AMC verified whether the appropriate vestee was on the title document (if a purchase, the seller; if a refinance, the borrower) and reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions; access problems; the vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. AMC’s review looked for instances of delinquent taxes (non-liens) and the presence of oil, gas, water, or mineral rights.

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

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▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

AMC reviewed the appraisal included in the loan file for the following information: (i) property type, (ii) age of appraisal, (iii) verification of the property address, (iv) completeness and appropriateness of the appraisal form, (v) the analysis of demand, supply, and marketing time as contained in the appraisal, (vi) property values, (vii) appraiser comments regarding lot size, zoning, and well and septic conditions as well as legal use restrictions, (viii) a comparable sales analysis including age, distance, and adjustments, (ix) property age, (x) predominate market value, and (xi) a quality and condition ratings. In addition, AMC sought to verify the licensing of the appraiser, if possible.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was generally ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

In addition to the procedures above, AMC conducted the following supplemental reviews:

Document Review

For each mortgage loan, AMC reviewed the loan file to verify whether the following documents, if applicable, were included in the file and if the data on these documents was consistent and logical.

Initial Application	Personal Guarantee	Mortgage/Deed of Trust
Credit Report	Appraisal	Note
Asset Documentation	Title / Preliminary Title	Certificate of Business Purpose / Non-Owner Occupancy
Sales Contract	Final HUD-1	Article of incorporation, if applicable
Hazard and/or flood insurance policies	Fraud/OFAC reports	Landlord Experience
Operating Agreement	Lease(s) and evidence of payment

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Compliance / Owner Occupancy Review

AMC reviewed the information contained in the mortgage file in order to: (i) verify the presence, signature presence, and correct address of a business purpose certificate and non-owner occupancy declaration, (ii) verify that the application and other supporting documentation (income/asset documentation, hazard insurance, license/passport/Visa, credit report, certificate of non-owner occupancy declaration) lists a borrower’s address different from the property address, (iii) verify that the appraisal states the property is tenant occupied or vacant, (iv) verify that the same person signed the application and non-owner occupancy declaration, (v) verify the presence of insurance (hazard coverage plus liability coverage; landlord/rent loss insurance) on the subject property, (vi) verify that the property appraisal contains a current rent / rental analysis, (vii) for a refinance and if in the guidelines, verify that there is a lease on the subject property, (viii) verify the presence of rental assignment language in the borrower contract, (ix) provide an indication whether the borrower is a renter or homeowner (if renter, reasonableness review of whether borrower is occupying the property based upon factors above and proximity), and (x) if part of the guidelines, confirm real estate landlord experience is present for the borrower (if not part of the guidelines, reasonableness review of whether borrower is occupying the property based on factors above and other indications as reasonably appropriate).

Payment History Review (56 Previously Reviewed Loans)

AMC performed a review utilizing individual mortgage loan payment history reports provided by the related servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a twenty-four (24) month look back period for each mortgage loan within the sample where data was provided.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

AMC reviewed 907 mortgage loans in the securitization population. Of these loans, twenty-seven (27) mortgage loans had an exception related to credit items and/or guideline adherence.

OVERALL RESULTS GRADING SUMMARY

After considering the grading implications of the Credit and Property/Valuation sections below, 98.35% for DBRS and 99.67% for S&P of the Loans by number in the pool possessed a NRSRO grade of “A”, or “B”. The difference in grades between DBRS and S&P relates to loans where there was a Recon 2.0 valuation product provided.

NRSRO Grade (DBRS)	# Loans	% of Loans
A	864	95.26%
B	28	3.09%
C	15	1.65%
Total	907	100.00%

NRSRO Grade (S&P)	# Loans	% of Loans
A	864	95.26%
B	40	4.41%
C	3	0.33%
Total	907	100.00%

Please see the various summaries below and the Exception Detail section for additional detail on exceptions within each category of Review.

CREDIT REVIEW RESULTS SUMMARY

AMC conducted a credit review on all 907 loans in the securitization population. Twenty-seven (27) mortgage loans were found to have a total of twenty-nine (29) guideline exceptions; however, these exceptions were waived by the Client. The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade.

NRSRO Grade (DBRS and S&P)	# Loans	% of Loans
A	880	97.02%
B	27	2.98%
Total	907	100.00%

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Exception Type	Exception Level Grade	Exception Category	Total
Credit	B	Credit	22
		Guideline	3
		Insurance	3
		Borrower and Mortgage Eligibility	1
		Total Credit Grade (B) Exceptions:	29
Total Credit Exceptions:			29

NON-OWNER OCCUPIED RESULTS SUMMARY

AMC reviewed all 907 mortgage loans for non-owner occupancy through the procedures above. None of the loans have an open exception concerning non-owner occupancy.

VALUATION RESULTS SUMMARY

AMC conducted a valuation review on all 907 loans in the securitization population. Under the applicable DBRS NRSRO grading criteria, the 15 loans which were graded a “C” were due to a secondary valuation product that had a variance by more than 10% or used a Recon 2.0 product. The 2 loans which were graded a “B” were due to the first review product coming in outside of the 10% variance but did have a better-quality next product ordered that came within the 10% or due to deferred maintenance.

NRSRO Grade (DBRS)	# Loans	% of Loans
A	890	98.13%
B	2	0.22%
C	15	1.65%
Total	907	100.00%

Exception Type	Exception Level Grade	Exception Category	Total
Property	C	Appraisal Reconciliation	10
		Property - Appraisal	6
		Total Property Grade (C) Exceptions:	16
	B	Value Reconciliation	1
		Property - Appraisal	1
		Total Property Grade (B) Exceptions:	2
Total Property Exceptions:			18

AMC conducted a valuation review on all 907 loans in the securitization population. Under the applicable S&P NRSRO grading criteria, the 3 loans which were graded a “C” were due to a secondary valuation product that had a variance by more than 10%; a tertiary product of same quality was provided to support the appraised value within 10%; however, lower of was not used for property LTV. The 14 loans which were graded a “B” were due to the first review product coming in outside of the 10% variance but did have a better-quality next product ordered that came within the 10% variance which was either a desk review or a Recon 2.0 product.

NRSRO Grade (S&P)	# Loans	% of Loans
A	890	98.13%
B	14	1.54%
C	3	0.33%
Total	907	100.00%

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Exception Type	Exception Level Grade	Exception Category	Total
Property	C	Property – Appraisal	3
		Total Property Grade (C) Exceptions:	3
	B	Appraisal Reconciliation	10
		Property-Appraisal	4
		Value Reconciliation	1
		Total Property Grade (B) Exceptions:	15
Total Property Exceptions:			18

TAPE DATA INTEGRITY REVIEW RESULTS SUMMARY

A tape integrity review was conducted by AMC utilizing data that was captured by AMC during the Guideline Review and comparing such information to the securitization tape. There were no discrepancies.

PAYMENT HISTORY REVIEW RESULTS SUMMARY

For the 56 Previously Reviewed Loans in the Payment History Review, AMC utilized individual loan pay history reports provided by the related servicer with a cut-off date of August 31, 2019. Using the MBA methodology, AMC created a pay string using a twenty-four (24) month look back on all 56 mortgage loans.

Look Back Period	# of Loans	% of Loans
24	56	100.00%
Total	56	100.00%

Category	# of Loans	% of Loans
Delinquency, No Missing Data	6	10.71%
No Delinquency, No Missing Data	50	89.29%
Total	56	100.00%

ADDITIONAL LOAN POPULATION SUMMARY*

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	612	67.48%	$116,126,042.00	66.29%
First Time Home Purchase	2	0.22%	$326,250.00	0.19%
Other-than-first-time Home Purchase	158	17.42%	$32,451,715.00	18.52%
Rate/Term Refinance - Borrower Initiated	135	14.88%	$26,281,145.00	15.00%
Total	907	100.00%	$175,185,152.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	364	40.13%	$62,197,610.00	35.50%
Condo, Low Rise	35	3.86%	$5,793,304.00	3.31%
Condo, High Rise	1	0.11%	$131,600.00	0.08%
PUD	45	4.96%	$8,519,135.00	4.86%
Townhouse	3	0.33%	$389,900.00	0.22%
1 Family Attached	101	11.14%	$14,295,128.00	8.16%
2 Family	209	23.04%	$41,522,741.00	23.70%
3 Family	76	8.38%	$18,483,373.00	10.55%
4 Family	46	5.07%	$9,081,295.00	5.18%

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Unavailable	27	2.98%	$14,771,066.00	8.43%
Total	907	100.00%	$175,185,152.00	100.00%

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	431	47.52%	$77,539,841.00	44.26%
Adjustable	476	52.48%	$97,645,311.00	55.74%
Total	907	100.00%	$175,185,152.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	907	100.00%	$175,185,152.00	100.00%
Total	907	100.00%	$175,185,152.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
360 Months	907	100.00%	$175,185,152.00	100.00%
Total	907	100.00%	$175,185,152.00	100.00%

*Percentages may not sum to 100% due to rounding.

**Please note that unknown / other property type is typically due to cross-collateralized loans where multiple property types may be collateralized by the same loan.

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EXHIBIT A

AMC LOAN ID#s FOR PREVIOUSLY REVIEWED LOANS

900008942	900006628	900007699	900015938	200697215	900016472	900010262	900014218
900011069	900010515	900713928	900011632	900703942	900006926	900713897	900008387
900713888	200482281	200482282	200482283	200549223	900713923	900010281	900007540
900010503	200503435	900013864	900703939	900013607	900713908	900714017	900713987
900016538	900703940	900703933	900703953	900713907	900713919	900713894	900714023
900703950	900713916	900713902	200623496	900713911	900703931	200549224	900703943
900703946	200549225	900713915	900703936	900713910	900713904	900713892	900703947
900713927	200482285	200482286	900713901	900713930	900713890	900713926	200503430
900714007	900713886	900713917	900713925	900713920	200482290	200549226	200482291
900713918	900713893	900714004	900714028	900714008	900714020	900713996	900713994
900713889	900714027	200482293	900714030	200482294	200758722	200758723	200482295
200482296	200503439	200482297	900714013	200623497	200482298	900714005	900714024
900713993	900714006	200503447	200503448	200482303	200549229	200482305	200482306
900713991	200482307	200482310	200482311	200482313	200482314	200549230	200482315
200503436	200597607	200597608	200549231	200482316	200482317	200697217	200482318
200503450	200597609	200503451	200597610	200597611	200503452	200503438	200549235
200549236	200549237	200549238	200549240	200623499	200697218	200549241	200503457
200623500	200549243	200623501	200549250	200623502	200549254	200549255	200549256
200549257	200623504	200597615	200549258	200623506	200623507	200597619	200623508
200597620	200623509	200549260	200758728	200758729	200549262	200904557	200758730
200705859	200623510	200705861	200758731	200549263	200549264	200549265	200549266
200597624	200623512	200705864	200623514	200597627	200758732	200705865	200597628
200697223	200623516	200758733	200697227	200623521	200623522	200623524	200623525
200821284	200904548	200904549	200623526	200705866	200705867	200623527	200623528
200705872	200705873	200705874	200758744	200758745	200697240	200697241	200697242
200697243	200705880	200758746	200705881	200705882	200705884	200705885	200705886
200705887	200705888	200697244	200697245	200758748	200904561	200758750	200758751
200821292	200821293	200821294	200964811	200758752	200821296	200975216	200758753
200758755	200705891	200821298	200904544	200904545	200904546	200904540	200821305
200821306	200821307	200821308	200821309	200821311	200821312	200964814	200821316
200904538	200821318	200964817	200964819	200821319	200904558	200904565	200904550
200904539	200964822	200964823	200821323	200904551	200904541	200904547	200904542
200975217	200975218	200904566	200904567	200964826	200904568	200904569	200964828
200964829	200975219	200904552	200904553	200904554	200904555	200964830	200904556
200964831	200904571	200904572	200964834	200975221	200975222	200964836	200975224
200964837	200964838	200975226	200975227	200975239	200975228	200975229	200964840
200975233	200975234	200975235	200975237

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